Inforte Corp. Reports Strong Year-Over-Year and Sequential
Revenue Growth

Net Revenue of $12.0 million and EPS of $0.02 both at the top of guidance

CHICAGO, July 27 /PRNewswire-FirstCall/ -- Customer strategy and solutions consultancy Inforte Corp. (Nasdaq: INFT - News) announced today that revenue and diluted earnings per share (EPS) were both at the top of guidance ranges for the quarter ending June 30, 2004.

Phil Bligh, Inforte's chairman and chief executive officer commented, "We had another strong revenue performance this quarter, and we now have two consecutive quarters with year-over-year revenue growth and three quarters in a row of sequential revenue growth, it is our best revenue performance since the year 2000."

Actual revenue and earnings results for the quarter ended June 30, 2004, and financial highlights are as follows:

o Second quarter revenue was $13.8 million, net revenue was $12.0 million and diluted earnings per share (EPS) were $0.02.
o Quarterly revenue performance was the best result since 2Q01, representing 48% year-over-year growth, 12% sequentially.
o Net Income was $196,000, continuing an unbroken run of 26 straight quarters of profitability. Operating income was $54,000, the eighth straight quarter of positive operating income.
o Quarterly revenue per consultant and revenue per employee were $203,000 and $168,000 annualized, respectively.
o As of June 30, 2004, employees totaled 305, a 9% increase from last quarter, of which 257 were billable. This is the highest billable total since 2Q01. This compares to 279 total employees and 232 billable employees as of March 31, 2004.
o Cash flow from operations and free cash flow for 2Q04 were positive $0.6 million and $0.5 million, respectively. Inforte has now generated positive cash flow from operations 24 of the last 26 quarters.
o As of June 30, 2004, cash and marketable securities were $58.5 million, resulting in $5.30 cash and marketable securities per share, based upon 11,039,149 actual shares outstanding.
o Inforte welcomed AMD, BioLab, CSC, Genesys, H&R Block and Vodafone as new clients during the second quarter.

Nick Heyes, Inforte's chief financial officer stated, "In this quarter we have continued our year-over-year and sequential growth. We again had good results in our three major growth areas: 1) customer strategy; 2) marketing strategy and solutions; and 3) analytics and business intelligence. These areas now represent 66% of our revenue, up from 30% a year ago and 64% in the last quarter."

Recognizing recent signs of possible economic and capital spending uncertainty, Inforte is taking a more cautious view of the next two quarters while still targeting quarterly sequential and year-over-year growth. Revenue is on target for greater than 40% growth for the full year 2004 over 2003, and the business continues on track to improved profitability for the end of the year and moving into 2005.

Guidance is as follows:

o Inforte's net revenue guidance for 3Q04 is now a range of $11.5 million to $12.5 million. EPS guidance for 3Q04 is unchanged at a range of $0.00 to $0.04.
o Net revenue guidance for 4Q04 is now $12.0 million. 4Q04 Earnings guidance is also unchanged at a range of $0.02 to $0.06.
o Annual net revenue guidance for 2004 is now a range of $46.2 million to $47.2 million. 2004 EPS guidance is maintained at a range of $0.07 to $0.17.

This press release contains forward-looking statements that involve risks and uncertainties. Actual results may differ from forward-looking results for a number of reasons, including but not limited to, Inforte's ability to: (i) effectively forecast demand and profitably match resources with demand during a period of tight client budgets and lower spending levels, and when worldwide economic and geopolitical uncertainty is high; (ii) attract and retain clients and satisfy our clients' expectations; (iii) recruit and retain qualified professionals; (iv) accurately estimate the time and resources necessary for the delivery of our services; (v) build and maintain marketing relationships with leading software vendors while occasionally competing with their professional services organizations; (vi) compete with emerging alternative economic models for delivery, such as offshore development; and (vii) identify and successfully offer the solutions that clients demand; as well as other factors discussed from time to time in our SEC filings.


Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. All forward-looking statements included in this document are made as of the date hereof, based on information available to Inforte on the date thereof, and Inforte assumes no obligation to update any forward-looking statements.


About Inforte Corp.
Inforte Corp. is a customer strategy and solutions consultancy that helps clients improve performance by tying together customer and corporate strategy. Inforte combines strong business and operational planning with innovative software solutions to ensure its Global 2000 client base serves the right customers in the right ways to generate the greatest return. Inforte executives are the authors of several leading books on customer strategy, marketing and business intelligence, including CRM Unplugged: Releasing CRM's Strategic Value, Enterprise Marketing Management: The New Science of Marketing, and Mastering the SAP Business Information Warehouse. Founded in 1993, Inforte is headquartered in Chicago and has offices in Atlanta; Dallas; Delhi, India; Hamburg, Germany; London; Los Angeles; New York; San Francisco; Walldorf, Germany; and Washington, D.C. For more information, contact Inforte at 800-340-0200 or visit www.inforte.com.


Inforte Corp. is the only strategic consultancy in its industry to be named one of Forbes Magazine's 200 Best Small Companies of 2003


CONTACT: Craig Dooley, +1.312.233.9642, craig.dooley@inforte.com, or ir@inforte.com.


Visit http://www.inforte.com/investor/ to access the July 27, 2004, Investor Conference Call web cast, which begins at 8:30 a.m. Eastern.

                           CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (000's, except per share data)


                                                 THREE MONTHS ENDED            SIX MONTHS ENDED
                                                      JUNE 30,                     JUNE 30,
                                             -------------------------     ------------------------
                                                  2003          2004            2003         2004
                                              ----------    ----------      ----------   ----------
                                             (Unaudited)    (Unaudited)     (Unaudited)  (Unaudited)

Revenues:

  Revenue before reimbursements
    (net revenue)                              $8,081         $11,982         $16,374     $22,644
  Reimbursements                                1,102           1,798           2,045       3,211
                                             ----------     ----------      ----------   ----------
Total Revenues                                  9,183          13,780          18,419      25,855

Operating expenses:
  Project personnel and related expenses        3,971           7,177           8,317      12,757
  Reimbursed expenses                           1,102           1,798           2,045       3,211
  Sales and marketing                           1,257           1,393           2,662       2,579
  Recruiting, retention and training              151             370             293         734
  Management and administrative                 2,590           2,988           4,922       5,895
                                             ----------     ----------      ----------    ---------
          Total operating expenses              9,071          13,726          18,239      25,176

Operating income                                  112              54             180         679

Interest income, net and other                    406             272             827         505
                                             ----------     ----------      ----------   ----------
Income before income tax                          518             326           1,007       1,184
Income tax expense                                 58             130             102         473
                                             ----------     ----------      ----------   ----------
Net income                                       $460            $196            $905        $711
                                             ==========     ==========      ==========   ==========

Earnings per share:
-Basic                                          $0.04           $0.02           $0.08       $0.06
-Diluted                                        $0.04           $0.02           $0.08       $0.06

Weighted average common shares outstanding:
-Basic                                         10,879          11,029          10,863      11,009
-Diluted                                       10,979          11,385          10,964      10,356

Expenses as a percentage of net revenue
 Project personnel and related expenses         49.1%           59.9%           50.8%       56.3%
 Sales and marketing                            15.6%           11.6%           16.3%       11.4%
 Recruiting, retention, and training             1.9%            3.1%            1.8%        3.2%
 Management and administrative                  32.1%           24.9%           30.1%       26.0%
 Income tax rate                                11.2%           39.9%           10.1%       40.0%

Margins
 Gross income                                                   40.1%                       43.7%
 Operating income                                                0.5%                        3.0%
 Pretax income                                                   2.7%                        5.2%
 Net income                                                      1.6%                        3.1%

Year-over-year change
 Net revenue                                                      48%                         38%
 Gross income                                                     17%                         23%
 Operating income                                                -52%                        276%
 Pretax income                                                   -37%                         18%
 Net income                                                      -57%                        -21%
 Diluted EPS                                                     -50%                        -25%

                                      INFORTE CORP.
                                CONSOLIDATED BALANCE SHEETS
                                        (000's)


                                                              JUN 30,    SEPT 30,     DEC 31,   MAR 31,   JUN 30,
                                                               2003        2003        2003      2004       2004
                                                             --------    --------    --------  --------   --------
                                                            (Unaudited) (Unaudited)           (Unaudited)(Unaudited)

            ASSETS
Current assets:
  Cash and cash equivalents                                   $30,167     $22,114    $24,071   $18,630    $17,767
  Short-term marketable securities                             16,854      27,866     25,471    15,860     22,273
  Accounts receivable                                           4,499       5,094      4,811     8,633      8,893
  Allowance for doubtful accounts                                (550)       (525)      (500)     (500)      (500)
                                                             --------    --------   --------   -------    -------
  Accounts receivable, net                                      3,949       4,569      4,311     8,133      8,393
  Prepaid expenses and other current assets                     1,223       1,009        692     1,273      1,144
  Interest receivable on investment securities                    404         469        372       403        314
  Income taxes recoverable                                          -           -          -       401        460
  Deferred income taxes                                         1,203         953        664       643        656
                                                             --------    --------   --------   -------    -------
          Total current assets                                 53,800      56,980     55,581    45,343     51,007

Computers, purchased software and property                      2,278       2,091      2,084     2,525      2,682
Less accumulated depreciation and amortization                  1,440       1,334      1,370     1,572      1,690
                                                             --------    --------   --------  --------   --------
Computers, purchased software and property, net                   838         757        714       953        992

Long-term marketable securities                                19,268      17,237     18,187    24,457     18,441
Goodwill and intangible assets                                      -           -          -     5,505      5,512
Deferred income taxes                                             352         350        326       317        309
                                                             --------    --------   --------   -------    -------
          Total assets                                         74,258      75,324     74,808    76,575     76,261
                                                             ========    ========   ========   =======    =======

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                471         887        573     1,554      1,341
  Income taxes payable                                            585         357        299         -          -
  Accrued expenses                                              3,193       3,312      3,558     3,146      3,315
  Accrued loss on disposal of leased property                     924         681        558       489        419
  Deferred acquisition payment                                      -           -          -       500          -
  Deferred revenue                                              3,229       3,539      2,617     2,657      2,778
                                                             --------    --------   ---------  -------    -------
          Total current liabilities                             8,402       8,776      7,605     8,346      7,853
Stockholders' equity:
  Common stock, $0.001 par value
  authorized- 50,000,000 shares;
  issued and outstanding (net of treasury stock)-
  11,039,149 as of June 30, 2004                                   11          11         11        11         11
  Additional paid-in capital                                   79,427      79,658     79,791    80,113     80,206
  Cost of common stock in treasury (2,720,823
  shares as of June 30, 2004)                                 (24,997)    (24,997)   (24,997)  (24,997)   (24,997)
  Stock-based compensation                                          -           -          -        60        161
  Retained earnings                                            11,182      11,629     12,026    12,541     12,737
  Accumulated other comprehensive income                          233         247        372       501        290
                                                             --------    --------   --------   -------    -------
          Total stockholders' equity                           65,856      66,548     67,203    68,229     68,408
                                                             --------    --------   --------  --------   --------
         Total liabilities and stockholders' equity            74,258      75,324     74,808    76,575     76,261
                                                             ========    ========   ========  ========   ========


Total cash and marketable securities                          $66,289     $67,217    $67,729   $58,947   $58,481

                                         INFORTE CORP.
                             CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           (000's)


                                                    THREE MONTHS ENDED         SIX MONTHS ENDED
                                                         JUNE 30,                  JUNE 30,
                                                 ------------------------  ------------------------
                                                      2003         2004         2003         2004
                                                    ---------    --------     ---------     --------
                                                   (Unaudited)  (Unaudited)  (Unaudited)   (Unauditd)

Cash flows from operating activities
Net income                                         $    460      $   196       $  905       $   711

Adjustments to reconcile net income to net
cash provided by (used in) operating
activities:
  Depreciation and amortization                         336          426          661           781
  Non-cash compensation                                   -          101          (75)          161
  Deferred income taxes                                 257           (5)          (3)           26
Changes in operating assets and liabilities
  Accounts receivable                                  (364)        (260)         551        (1,888)
  Prepaid expenses and other current assets             151          218           19          (321)
  Accounts payable                                     (972)        (213)         231          (261)
  Income taxes                                         (363)         (59)         294        (1,101)
  Accrued expenses and other                           (370)          99       (2,204)       (1,173)
  Deferred revenue                                     (430)         121       (1,258)           13
                                                   --------     --------     --------      --------
Net cash provided by (used in) operating
  activities                                         (1,295)         624         (879)       (3,052)
Cash flows from investing activities
  Acquisition of Compendit, net of cash                   -         (556)           -        (5,676)
  Decrease in marketable securities                   4,626         (821)      11,673         2,334
Purchases of property and equipment                     (49)        (157)        (207)         (410)
                                                  ---------    ---------    ---------     ---------
Net cash provided by (used in) investing
  activities                                          4,577       (1,534)      11,466        (3,752)
Cash flows from financing activities
  Proceeds from stock option and purchase
  plans                                                 211           93          310           415
                                                  ---------    ---------    ---------     ---------
Net cash provided by (used in) financing
  activities                                            211           93          310           415
                                                  ---------    ---------    ---------     ---------
Effect of changes in exchange rates on cash             131          (46)          84            85
Increase (decrease) in cash and cash
  equivalents                                         3,624         (863)      10,981        (6,304)
Cash and cash equivalents, beg. of period            26,543       18,630       19,186        24,071
                                                  ---------    ---------    ---------     ---------
Cash and cash equivalents, end of period            $30,167      $17,767      $30,167       $17,767
                                                  =========    =========    =========     =========